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                                                                    EXHIBIT 99.1

       CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED PURSUANT TO
                    SS.906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Town and Country Trust (the "Trust") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), the undersigned officer of the Trust does hereby certify that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


/s/ Harvey Schulweis
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Harvey Schulweis
Chief Executive Officer of
The Town and Country Trust
May 15, 2003